SECURITIES AND EXCHANGES COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

September 29,1999

United Shields Corporation

(Exact name of Registrant as specified in its Charter)

Colorado	33-11062D	84-1049047
(State or other	(Commission	(IRS Employer
jurisdiction of incorporation)	File No.)	Identification Number)

2640 Peerless Road, Cleveland, Tennessee 37312

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:

(423) 479-1655

N/A

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits

(a), (b) Financial Statements of Business Acquired and Pro Forma Financial Information

Disclosures relative to the acquisition by United Shields Corporation of Pittsfield Mold & Tool, Inc. were made on the registrant's Current Report on Form 8-K, filed October 14, 1999. The following historical pro forma financial statements of Pittsfield Mold & Tool, Inc. are filed with this amendment to such Current Report on Form 8-K:

FINANCIAL STATEMENTS AND

REPORT OF INDEPENDENT CERTIFIED

PUBLIC ACCOUNTANTS

PITTSFIELD MOLD & TOOL, INC.

December 31, 1998 and 1997

CONTENTS

Page

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS 3

FINANCIAL STATEMENTS

BALANCE SHEETS 4

STATEMENTS OF OPERATIONS AND RETAINED EARNINGS 5

STATEMENTS OF CASH FLOWS 6

NOTES TO FINANCIAL STATEMENTS 7

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Board of Directors

Pittsfield Mold & Tool, Inc.

We have audited the accompanying balance sheets of Pittsfield Mold & Tool, Inc. (a Massachusetts Corporation) as of December 31, 1998 and 1997, and the related statements of operations and retained earnings and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Pittsfield Mold & Tool, Inc. as of December 31, 1998 and 1997, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

Cincinnati, Ohio

October 22, 1999

Pittsfield Mold & Tool, Inc.

BALANCE SHEETS

December 31,

ASSETS	1998	1997

CURRENT ASSETS
Cash	$49,777	$606,627
Accounts receivable - trade	1,713,589	246,359
Inventories	412,684	477,182
Prepaid expenses	16,964	16,639
	2,193,014	1,346,807

PROPERTY AND EQUIPMENT - AT COST
Machinery and equipment	4,145,067	3,559,382
Furniture and fixtures	81,891	81,891
Vehicles	41,806	41,806
	4,268,764	3,683,079
Less accumulated depreciation	2,911,237	2,560,443
	1,357,527	1,122,636

	$3,550,541	$2,469,443
LIABILITIES

CURRENT LIABILITIES
Accounts payable	$982,441	$143,093
Accounts payable - related party	642,407	633,475
Current portion of long term debt	132,357	159,332
Capital lease obligation - current	52,735	-
Accrued liabilities	129,812	33,496
Customer deposits	165,124	98,333
Total current liabilities	2,104,876	1,067,729

LONG TERM DEBT	-	131,770

CAPITAL LEASE OBLIGATION	237,765	-

COMMITMENTS	-	-

SHAREHOLDERS' EQUITY
Common stock, no par value - 5,000 shares authorized,
1,000 shares issued and outstanding at aggregate cost	5,000	5,000
Retained earnings	1,202,900	1,264,944
Total shareholders' equity	1,207,900	1,269,944

	$3,550,541	$2,469,443

Pittsfield Mold & Tool, Inc.

STATEMENTS OF OPERATIONS AND RETAINED EARNINGS

For the years ended December 31,

	1998	1997

Net sales	$7,599,348	$5,125,338

Cost of sales	6,939,541	3,898,252

Gross profit	659,807	1,227,086

Selling, general and administrative expense	727,452	758,991

Operating profit (loss)	(67,645)	468,095

Interest expense	21,677	8,179
Other income	(27,278)	(64,074)
	(5,601)	(55,895)

NET EARNINGS (LOSS)	(62,044)	523,990

RETAINED EARNINGS at beginning of year	1,264,944	1,305,784

Distributions to shareholders	-	(564,830)

RETAINED EARNINGS at end of year	$1,202,900	$1,264,944

Pittsfield Mold & Tool, Inc.

STATEMENTS OF CASH FLOWS

For the years ended December 31,

	1998	1997

Cash flows provided by (used in) operating activities:
Net earnings (loss)	$(62,044)	$523,990
Adjustments to reconcile net earnings to net cash
provided by (used in) operating activities:
Depreciation	350,795	286,403
Gain on disposal of property and equipment	-	(38,000)
Changes in assets and liabilities:
Accounts receivable	(1,467,230)	185,200
Inventories	64,498	(398,792)
Prepaid expenses	(325)	2,308
Accounts payable	848,280	570,725
Accrued liabilities	96,316	(14,048)
Customer deposits	66,791	98,333
Net cash provided by (used in) operating activities	(102,919)	1,216,119

Cash flows provided by (used in) investing activities:
Capital expenditures	(282,686)	(539,388)
Proceeds from sale of property and equipment	-	38,000
Net cash used in investing activities	(282,686)	(501,388)

Cash flows provided by (used in) financing activities:
Proceeds from issuance of debt	-	300,000
Repayment of long term debt	(158,745)	(8,898)
Payments on capital lease obligation	(12,500)	-
Distributions to shareholders	-	(564,830)
Net cash used in financing activities	(171,245)	(273,728)

Net increase (decrease) in cash	(556,850)	441,003

Cash at beginning of year	606,627	165,624

Cash at end of year	$49,777	$606,627

Supplemental disclosures of cash flow information:
Cash paid during the year for interest	$21,677	$6,594

Supplemental non-cash disclosures:
Equipment obtained under capital lease	$303,000	$-

Pittsfield Mold & Tool, Inc.

NOTES TO FINANCIAL STATEMENTS

December 31, 1998 and 1997

NOTE A - SUMMARY OF ACCOUNTING POLICIES

Pittsfield Mold & Tool, Inc. (the Company), located in Pittsfield, Massachusetts, is engaged in the manufacturing of custom plastic molded industrial parts and custom molds for customers located throughout the United States. A summary of the significant accounting policies consistently applied in the preparation of the accompanying financial statements follows.

1. Cash

The Company maintains cash balances at a Massachusetts institution. These accounts are insured by the FDIC up to $100,000. At December 31, 1998, the Company had $52,141 of uninsured balances held in this financial institution.

2. Accounts Receivable

The Company considers accounts receivable to be fully collectible; accordingly, no allowance for doubtful accounts is required. If amounts become uncollectible, they will be charged to operations when that determination is made.

3. Inventories

Inventories are stated at the lower of cost or market. Cost is determined using the first-in, first-out method.

4. Property and Equipment

Property and equipment are stated at cost. Depreciation is computed over the estimated useful lives of the related assets, on straight-line and accelerated methods. Expenditures for maintenance and repairs are charged to expense as incurred while expenditures that extend the useful life of assets are capitalized. The cost and related accumulated depreciation for property and equipment retired or sold are removed from the accounts and the resulting gain or loss is included in operations.

Pittsfield Mold & Tool, Inc.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 1998 and 1997

NOTE A - SUMMARY OF ACCOUNTING POLICIES (continued)

5. Income Taxes

Income taxes are not recorded in the financial statements because the Company has elected S Corporation treatment for federal and state income tax purposes. Consequently, any income or loss is included in the tax returns of the Company's shareholders. Had the Company recorded such taxes, Federal and state tax expense would have been approximately $210,000 for the year ended December 31, 1997. There would have been no federal and state tax expense for the year ended December 31, 1998.

6. Use of Estimates in Financial Statements

In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE B - INVENTORIES

Inventories at December 31, consist of the following:

	1998	1997
Raw materials	$216,819	$136,322
Finished goods	195,865	340,860
	$412,684	$477,182

Pittsfield Mold & Tool, Inc.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 1998 and 1997

NOTE C - LONG TERM DEBT

The Company had a bank term loan payable in monthly installments of $6,173 including interest at a rate of 8.50% per annum. The original maturity date was October 8, 2002 and it was secured by a first security interest in the business assets of the Company. The Company made a $100,000 payment towards the loan on January 5, 1998 and retained the same monthly payments during 1998. The loan was paid off on May 4, 1999; accordingly, the entire amount outstanding at December 31, 1998 has been classified as current.

NOTE D - CAPITAL LEASE OBLIGATION

The Company entered into an agreement during 1998 to lease certain equipment under a capital lease that expires in 2003. Following is a schedule, by years, of future minimum payments under the capital lease together with the present value, calculated at the Company's incremental borrowing rate at the inception of the lease, of future minimum rentals as of December 31, 1998:

Year ending December 31:
1999	$ 75,404
2000	75,404
2001	75,404
2002	75,404
2003	51,553

Total minimum lease payments	353,169
Amount representing interest	(62,669)
Current portion of capital lease obligation	(52,735)
Present value of long-term obligation under capital lease	$237,765
At December 31, 1998, equipment held under capital lease consisted of the following:
Machinery and equipment	$303,000
Less: accumulated depreciation	43,299
$259,701

Pittsfield Mold & Tool, Inc.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 1998 and 1997

NOTE E - OPERATING LEASES

On January 1, 1997, the Company entered into an agreement with its stockholders to lease office and warehouse space at an annual rate of $300,000, plus maintenance, insurance and taxes. The entire 1997 and 1998 rent totaling $600,000 is included in accounts payable - related party at December 31, 1998. The entire 1997 rent of $300,000 was included in this account at December 31, 1997. This agreement expires December 31, 2001.

The Company also leases additional warehouse space at an annual rental of $36,000. The lease is with a related party and has no fixed terms.

Total rent expense was $333,750 and $322,500 for the years ended December 31, 1998 and 1997, respectively.

NOTE F - 401(K) PLAN

The Company has a 401(k) Savings Plan covering eligible employees; contributions are made at the discretion of the Board of Directors. Contributions to the plan were approximately $23,000 in 1998 and $9,000 in 1997.

NOTE G - MAJOR CUSTOMERS

For the year ended December 31, 1998, the Company had sales to two customers that approximated 57% of total sales. The Company purchased approximately $700,000 of parts from one of these customers necessary to manufacture that customer's goods. For the year ended December 31, 1997, the Company had sales to two customers, which approximated 45% of total sales.

NOTE H - SUBSEQUENT EVENT

On September 29, 1999, all of the outstanding stock of the Company was acquired by United Shields Corporation for $2,200,000, consisting of cash and promissory notes.

PITTSFIELD MOLD & TOOL, INC. BALANCE SHEET September 29, 1999 (UNAUDITED)

ASSETS

CURRENT ASSETS
CASH	$353,886
ACCOUNTS RECEIVABLE, NET	1,862,349
INVENTORIES	567,477
PREPAID EXPENSES	279
TOTAL CURRENT ASSETS	2,783,991

PROPERTY, PLANT AND EQUIPMENT	3,992,970
LESS: ACCUMULATED DEPRECIATION	2,837,355
NET PROPERTY, PLANT AND EQUIPMENT	1,155,615

TOTAL ASSETS	$3,939,606

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES
ACCOUNTS PAYABLE	$1,112,502
ACCRUED EXPENSES AND OTHER
CURRENT LIABILITIES	291,368
CAPITAL LEASE OBLIGATION	52,735
TOTAL CURRENT LIABILITIES	1,456,605

LONG-TERM LIABILITIES
CAPITAL LEASE OBLIGATION	198,635
TOTAL LONG-TERM LIABILITIES	198,635

TOTAL LIABILITIES	1,655,240

STOCKHOLDERS' EQUITY
COMMON STOCK	5,000
ACCUMULATED EARNINGS	2,279,366
TOTAL STOCKHOLDERS' EQUITY	2,284,366

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$3,939,606

PITTSFIELD MOLD & TOOL, INC. STATEMENTS OF OPERATIONS (UNAUDITED)

	NINE MONTHS ENDED
	9/29/99	9/30/98

NET SALES	$7,889,378	$5,306,432

COST OF SALES	6,335,377	4,452,020

GROSS PROFIT	1,554,001	854,412

SELLING, GENERAL AND ADMINISTRATIVE
EXPENSES	474,167	474,077

INCOME FROM OPERATIONS	1,079,834	380,335

INTEREST EXPENSE	(22,048)	(12,230)

OTHER INCOME	18,674	20,999

NET EARNINGS	$1,076,460	$ 389,104

PITTSFIELD MOLD & TOOL, INC. STATEMENTS OF CASH FLOWS (UNAUDITED)

	NINE MONTHS ENDED
	9/29/99	9/30/98

CASH FLOWS PROVIDED BY(USED IN) OPERATING ACTIVITIES:
NET EARNINGS	$1,076,460	$ 389,104
ADJUSTMENTS TO RECONCILE NET EARNINGS TO NET CASH
PROVIDED BY (USED IN) OPERATING ACTIVITIES
DEPRECIATION	266,728	167,794
CHANGES IN ASSETS AND LIABILITIES:
ACCOUNTS RECEIVABLE	(148,760)	(688,237)
INVENTORIES	(154,793)	(101,538)
PREPAID EXPENSES	16,685	15,894
ACCOUNTS PAYABLE	130,061	320,945
CUSTOMER DEPOSITS	(165,124)	0
ACCRUED LIABILITIES	(438,443)	126,821
NET CASH PROVIDED BY OPERATING ACTIVITIES	582,814	230,783

CASH FLOWS USED IN INVESTING ACTIVITIES:
CAPITAL EXPENDITURES	(64,812)	(533,556)
NET CASH USED IN INVESTING ACTIVITIES	(64,812)	(533,556)

CASH FLOWS USED IN FINANCING ACTIVITIES:
PAYMENTS ON CAPITAL LEASE OBLIGATIONS	(213,893)	(61,053)
NET CASH USED IN FINANCING ACTIVITIES	(213,893)	(61,053)

NET INCREASE (DECREASE) IN CASH	304,109	(363,826)

CASH AT BEGINNING OF PERIOD	49,777	606,627

CASH AT END OF PERIOD	$ 353,886	$ 242,801

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
CASH PAID DURING THE YEAR FOR INTEREST	$ 22,048	$ 12,230

UNITED SHIELDS CORPORATION
PRO FORMA CONSOLIDATED BALANCE SHEET

	HISTORICAL
	USC	PM&T	PRO FORMA	PRO FORMA
	9/24/99	9/29/99	ADJUSTMENTS(1)	COMBINED
ASSETS

CURRENT ASSETS
CASH	$1,648,519	$353,886	($726,318)	$1,276,087
ACCOUNTS RECEIVABLE, NET	1,594,392	1,862,349	0	3,456,741
INVENTORIES	1,202,012	567,477	0	1,769,489
PREPAID EXPENSES	18,944	279	0	19,223
TOTAL CURRENT ASSETS	4,463,867	2,783,991	(726,318)	6,521,540

PROPERTY, PLANT AND EQUIPMENT	5,564,259	3,992,970	5,187,154	14,744,383
LESS: ACCUMULATED DEPRECIATION	1,134,474	2,837,355	0	3,971,829
NET PROPERTY, PLANT AND EQUIPMENT	4,429,785	1,155,615	5,187,154	10,772,554

DEPOSITS	55,483	0	0	55,483
GOODWILL, NET	4,722,208	0	1,347,966	6,070,174
RESTRICTED SHORT-TERM INVESTMENTS	694,395	0	0	694,395
INVESTMENT IN POTENTIAL ACQUISITIONS	22,613	0	(22,613)	0
OTHER	10,627	0	0	10,627

TOTAL ASSETS	$14,398,978	$3,939,606	$5,786,189	$24,124,773

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES
ACCOUNTS PAYABLE	$1,029,522	$1,112,502	$0	$2,142,024
ACCRUED EXPENSES AND OTHER
CURRENT LIABILITIES	837,769	291,368	(17,244)	1,111,893
REVOLVING LINE OF CREDIT	291,682	0	1,637,799	1,929,481
NOTES PAYABLE-RELATED PARTIES	832,370	0	0	832,370
NOTES PAYABLE	0	0	2,482,288	2,482,288
CAPITAL LEASE OBLIGATION	0	52,735	0	52,735
TOTAL CURRENT LIABILITIES	2,991,343	1,456,605	4,102,843	8,550,791

LONG-TERM LIABILITIES
REVOLVING LINE OF CREDIT
NOTES PAYABLE-RELATED PARTIES	1,256,424	0	0	1,256,424
NOTES PAYABLE	3,738,453	0	3,967,712	7,706,165
DEFERRED COMPENSATION	625,357	0	0	625,357
CAPITAL LEASE OBLIGATION	0	198,635	0	198,635
TOTAL LONG-TERM LIABILITIES	5,620,234	198,635	3,967,712	9,786,581

TOTAL LIABILITIES	8,611,577	1,655,240	8,070,555	18,337,372

STOCKHOLDERS' EQUITY
COMMON STOCK	194,549	5,000	(5,000)	194,549
ADDITIONAL PAID-IN-CAPITAL	10,634,172	0	0	10,634,172
ACCUMULATED EARNINGS (DEFICIT)	(5,041,320)	2,279,366	(2,279,366)	(5,041,320)
TOTAL STOCKHOLDERS' EQUITY	5,787,401	2,284,366	(2,284,366)	5,787,401

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$14,398,978	$3,939,606	$5,786,189	$24,124,773

(1) Reflects the cash paid and debt issued to fund the purchase of PM&T 's net assets, capital stock, and property, plant and equipment from the prior owners, and the goodwill resulting from the purchase.

UNITED SHIELDS CORPORATION
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

		HISTORICAL
	USC	PM&T
	9 MONTHS ENDED		PRO FORMA		PRO FORMA
	9/24/99	9/29/99	ADJUSTMENTS		COMBINED

NET SALES	$9,637,436	$7,889,378	$ -		$17,526,814
COST OF SALES	7,404,775	6,335,377	(68,711)	(1)	13,671,441
GROSS PROFIT	2,232,661	1,554,001	68,711		3,855,373

OPERATING EXPENSES
SELLING, GENERAL AND ADMINISTRATIVE
EXPENSES	1,875,475	474,167	(176,671)	(2)	2,172,971
GOODWILL AMORTIZATION	268,172	0	67,398	(3)	335,570
TOTAL OPERATING EXPENSES	2,143,647	474,167	(109,273)		2,508,541

INCOME (LOSS) FROM OPERATIONS	89,014	1,079,834	177,984		1,346,832

OTHER INCOME (EXPENSE)
INTEREST EXPENSE	(714,959)	(22,048)	(526,952)	(4)	(1,263,959)
GAIN (LOSS) ON SALE OF PROPERTY AND
EQUIPMENT	22,487	0	0		22,487
OTHER	14,111	18,674	0		32,785
TOTAL OTHER INCOME (EXPENSE)	(678,361)	(3,374)	(526,952)		(1,208,687)

NET LOSS	$ (589,347)	$1,076,460	$ (348,968)		$ 138,145

NET LOSS PER COMMON SHARE	($0.03)				$0.01

WEIGHTED AVERAGE SHARES OUTSTANDING	16,855,424				16,855,424

(1) Reflects the elimination of rent expense paid to the former owners relating to the plant manufacturing operation and the addition of depreciation expense resulting from the purchase of real property from the previous owners.

(2) Reflects a reduction in salaries and office space rent paid to the former owners.

(3) Reflects the amortization of estimated goodwill over a 15 year period.

(4) Reflects additional interest expense resulting from the debt incurred for the purchase of PM&T capital stock and real property from the former owners.

UNITED SHIELDS CORPORATION
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

		HISTORICAL
	USC	PM&T
	12 MONTHS ENDED		PRO FORMA		PRO FORMA
	12/25/98	12/31/98	ADJUSTMENTS		COMBINED

NET SALES	$12,955,424	$7,599,348	$ -		$20,554,772
COST OF SALES	10,222,027	6,939,541	(87,911)	(1)	17,073,657
GROSS PROFIT	2,733,397	659,807	87,911		3,481,115

OPERATING EXPENSES
SELLING, GENERAL AND ADMINISTRATIVE
EXPENSES	2,808,617	727,452	(241,834)	(2)	3,294,235
GOODWILL AMORTIZATION	357,561	0	89,864	(3)	447,422
WRITE-OFF OF INVESTMENT IN POTENTIAL
ACQUISITION	530,075	0	0		530,075
REORGANIZATION AND RESTRUCTURING, NET	44,936	0	0		44,936
TOTAL OPERATING EXPENSES	3,741,189	727,452	(151,970)		4,316,671

INCOME (LOSS) FROM OPERATIONS	(1,007,792)	(67,645)	239,881		(835,556)

OTHER INCOME (EXPENSE)
INTEREST EXPENSE	(1,439,928)	(21,677)	(710,323)	(4)	(2,171,928)
GAIN (LOSS) ON SALE OF PROPERTY AND
EQUIPMENT	(67,218)	0	0		(67,218)
OTHER	8,789	27,278	0		36,067
TOTAL OTHER INCOME (EXPENSE)	(1,498,357)	5,601	(710,323)		(2,203,079)

LOSS BEFORE EXTRAORDINARY ITEM	(2,506,149)	(62,044)	(470,442)		(3,038,635)

EXTRAORDINARY ITEM - GAIN ON
RESTRUCTURING OF DEBT	62,500	0	0		62,500

NET LOSS	$ (2,443,649)	$ (62,044)	$ (470,442)		$ (2,976,135)

NET LOSS PER COMMON SHARE	($0.20)				($0.24)

WEIGHTED AVERAGE SHARES OUTSTANDING	12,471,018				12,471,018

(1) Reflects the elimination of rent expense paid to the former owners relating to the plant manufacturing operation and the addition of depreciation expense resulting from the purchase of real property from the previous owners.

(2) Reflects a reduction in salaries and office space rent paid to the former owners.

(3) Reflects the amortization of estimated goodwill over a 15 year period.

(4) Reflects additional interest expense resulting from the debt incurred for the purchase of PM&T capital stock and real property from the former owners.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED SHIELDS CORPORATION

Date: December 13, 1999 By:_________________________________

John F. Quigley

Senior Vice President and

Chief Financial Officer